AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
December 2010

For the month of December 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -1.09% and a net return of -1.13%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -1.08% for the month.

December 2010 gross relative performance:  -0.01%

Performance for periods ended December 31, 2010 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	-1.30%	6.62%	6.34%	6.25%	6.34%
HIT Total Net Rate of Return	-1.41%	6.16%	5.89%	5.80%	5.92%
Barclays Capital Aggregate Bond Index	-1.30%	6.54%	5.90%	5.80%	5.84%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) portfolio as spreads relative to Treasuries tightened in all sectors.  Spreads on Ginnie Mae permanent loan and construction/permanent loan certificates each tightened by 7 basis points (bps). Fannie Mae multifamily DUS securities also tightened, by 5 to 10 bps, depending on structure.   The more bullet-like, short duration structures performed the best.

●	The portfolio’s structural overweight to spread-based assets as spreads tightened across the swap curve. Two-, 5- and, 10-year swap spreads tightened by approximately 9.6, 12, and 8 bps, respectively.

Negative contributions to the HIT’s performance included:

●
Corporate bonds’ strong performance as this sector was the second best performing major sector in the Barclays Aggregate, with “excess returns” of 121 bps over Treasuries.  The HIT does not hold corporate bonds, which comprised 18.8% of the benchmark on December 31, 2010.

●	The HIT’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                      December 2010 Performance Commentary

BBB) of the Barclays Aggregate. Those excess returns were 31, 112, 131, and 119 bps, respectively. The HIT has an overweight with respect to the index in the highest credit quality investments. Approximately 95% of the HIT portfolio is AAA-rated or carries a U.S. government or government-sponsored enterprise guarantee, versus approximately 78% for the Barclays Aggregate.

●
The portfolio’s underweight to agency single family MBS as this major sector had the third best performance in the index of 67 bps of excess return.  The portfolio had an approximate 23% allocation to the sector, while the Barclays Aggregate had approximately 33%.

●
The HIT’s underweight to private-label commercial MBS (CMBS) as this sector was the best performing major sector in the Barclays Aggregate.  CMBS posted 152 basis points of excess return for the month.  The portfolio had 0.1% allocation to the sector, while the Barclays Aggregate had 2.5%.

●
The portfolio’s overweight to the municipal sector as tax-exempt bonds experienced significant underperformance relative to Treasuries.  The Barclays Aggregate held no  tax-exempt bonds, which comprised over 4% of the HIT’s portfolio.

December 2010 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.80%	0	5.28
Agencies	-0.86%	+5	3.28
Single family agency MBS (RMBS)	-0.55%	+67	4.16
Corporates	-0.92%	+121	6.53
Commercial MBS (CMBS)	+0.13%	+152	3.75
Asset-backed securities (ABS)	-0.99%	+2	3.31
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	11/30/10	12/31/10	Change
3 Month	0.155%	0.120%	-0.0355%
6 Month	0.193%	0.181%	-0.0122%
1 Year	0.257%	0.262%	0.0051%
2 Year	0.453%	0.593%	0.1406%
3 Year	0.698%	0.987%	0.2892%
5 Year	1.466%	2.006%	0.5399%
7 Year	2.153%	2.701%	0.5473%
10 Year	2.797%	3.294%	0.4967%
30 Year	4.110%	4.334%	0.2237%
                                    Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.